Exhibit 10.10

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UNIVERSITY OF CALIFORNIA, BERKELEY

OFFICE OF TECHNOLOGY LICENSING

EXCLUSIVE LICENSE

BETWEEN

KINEMED INC.

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

***

UC Case Nos.: ***

1.	BACKGROUND	1

2.	DEFINITIONS	3

3.	GRANT	7

4.	SUBLICENSES	8

5.	LICENSE ISSUE FEE	12

6.	ROYALTIES	13

7.	DUE DILIGENCE	15

8.	PROGRESS AND ROYALTY REPORTS	17

9.	BOOKS AND RECORDS	18

10.	LIFE OF THE AGREEMENT	19

11.	TERMINATION BY REGENTS	21

12.	TERMINATION BY LICENSEE	22

13.	DISPOSITION OF PRODUCTS ON HAND UPON TERMINATION	22

14.	PATENT PROSECUTION AND MAINTENANCE	22

15.	MARKING	24

16.	USE OF NAMES AND TRADEMARKS	25

17.	LIMITED WARRANTIES	25

18.	PATENT INFRINGEMENT	27

19.	INDEMNIFICATION	29

20.	EXPORT CONTROLS	31

21.	GOVERNMENT APPROVAL OR REGISTRATION	31

22.	ASSIGNMENT	32

23.	NOTICES	32

24.	LATE PAYMENTS	33

25.	WAIVER	33

26.	CONFIDENTIALITY	33

27.	FAILURE TO PERFORM	35

28.	FORCE MAJEURE	35

29.	SEVERABILITY	36

30.	APPLICABLE LAW	36

31.	SCOPE OF AGREEMENT	37

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UNIVERSITYOFCALIFORNIA, BERKELEY

OFFICE OF TECHNOLOGY LICENSING

EXCLUSIVE LICENSE FOR

***

U.C. Case Nos.: ***

Effective February 16, 2001 (the “EFFECTIVE DATE”), THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, a California corporation, whose legal address is. 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200, acting through its Office of Technology Licensing, at the University of California, Berkeley, 2150 Shattuck Avenue, Suite 510, Berkeley, CA 94720-1620 (“REGENTS”) and KINEMED, INC., a Delaware corporation having a principal place of business at 40 Lincoln Ave., Piedmont, CA 94611 (“LICENSEE”), agree as follows:

1.          BACKGROUND

1.1           REGENTS has an assignment of: “*** and, “*** invented by Prof. Marc Hellerstein, employed by the University of California, Berkeley (collectively referred to as “INVENTION”), and REGENTS’ PATENT RIGHTS as defined below, which are directed to the INVENTION.

1.2           LICENSEE entered into a letter agreement on March 4, 1999 (together with extensions thereof) with REGENTS terminating on February 16, 2000 for the purpose of evaluating the INVENTION and granting LICENSEE an exclusive right to negotiate an option or exclusive license to the INVENTION. This letter agreement covers the LICENSEE’s commitment to reimburse REGENTS’ past and ongoing patent costs during the period of good-faith negotiation for an option agreement or an exclusive license.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	1	CONFIDENTIAL

1.3           LICENSEE has provided REGENTS with a Commercialization Plan for the INVENTION and business strategy in order to evaluate its capabilities as a LICENSEE.

1.4           Development of the INVENTION was sponsored in part by the National Institutes of Health and as a consequence, title is passed to REGENTS and REGENTS, in turn, has granted back to the U.S. Government a non-exclusive, non-tranferable irrevocable, paid-up license to practice or have practiced the INVENTION for or on behalf of the U.S. Government throughout the world.

1.5           REGENTS and LICENSEE wish to have said INVENTION perfected and marketed at the earliest possible time so that products resulting therefrom may be available for public use and benefit.

1.6           LICENSEE wishes to acquire an exclusive license under the REGENTS’ PATENT RIGHTS (“Agreement”) for the purpose of undertaking development and to manufacture, use, and distribute under license PRODUCTS as defined below.

1.7           REGENTS has disclosed to LICENSEE certain information and technical data pertaining to the INVENTION and such disclosure gives the LICENSEE an economic advantage in bringing the INVENTION to market.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	2	CONFIDENTIAL

2.          DEFINITIONS

2.1           “REGENTS’ PATENT RIGHTS” means the Regents’ interest in the following Patents and Patent applications and the foreign patents and patent applications elected under Article 14.1:

              ***;

(j)          All other international patents and patent applications, and/or any divisions, continuations, reissues, reexaminations, or continuations-in-part (only to the extent, however, that claims in the continuations-in-part are entitled to the priority filing date of the parent patent application) of any of the above-referenced United States or international patents or applications.

2.2           “LICENSED PRODUCT(S)” means any material or product, that but for the license granted in this Agreement, would infringe a VALID CLAIM in REGENTS’ PATENT RIGHTS in that country in which the LICENSED PRODUCT is made, used, offered for sale, sold, or imported. For purposes of this agreement, “VALID CLAIM” means:

(a)          a claim of an issued, unexpired patent under REGENTS’ PATENT RIGHTS, which has not been abandoned or disclaimed, provided that a claim of an issued, unexpired patent under REGENTS’ PATENT RIGHTS will be presumed to be valid unless and until it has been held to be invalid or unenforceable by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken, or;

(b)          a pending claim being prosecuted in a pending patent application under REGENTS’ PATENT RIGHTS, provided that if such pending claim has not issued as a claim of an issued patent within five (5) years after the filing date from which such patent application takes priority, such pending claim shall not be a VALID CLAIM for the purposes of this Agreement unless and until, subsequent to such five (5) year period, such pending claim is issued as a claim of an issued and unexpired patent.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	3	CONFIDENTIAL

2.3           “LICENSED METHOD” means any process or method that is covered by REGENTS’ PATENT RIGHTS in the country in which such process or method is used to make LICENSED PRODUCTS or the use or practice would constitute, but for the license granted to the LICENSEE pursuant to this Agreement, an infringement of any issued or pending claim within REGENTS’ PATENT RIGHTS in that country in which the LICENSED METHOD is used or practiced.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	4	CONFIDENTIAL

2.4           “LICENSED FIELD OF USE” means use of the LICENSED METHOD to make, use and sell LICENSED PRODUCTS for all fields of use.

2.5           “NET SALES” means the gross invoice prices of LICENSED PRODUCT sold or LICENSED METHOD performed by the LICENSEE, an AFFILIATE or a sublicensee, less the sum of the following actual and customary deductions where applicable: cash, trade or quantity discounts; sales, use, tariff, import/export duties or other excise taxes imposed on particular sales; transportation charges; and allowances or credits to customers because of rejections or returns. For purposes of calculating NET SALES, transfers to an AFFILIATE or sublicensee for end use by the AFFILIATE or sublicensee will be treated as sales at the price currently offered to customers other than LICENSEE or AFFILIATE.

2.6           “AFFILIATE” means any corporation or other business entity in which the LICENSEE owns or controls, directly or indirectly, at least fifty percent (50%) of the outstanding stock or other voting rights entitled to ‘elect directors or in which the LICENSEE is owned or controlled directly or indirectly by at least fifty percent (50%) of the outstanding stock or other voting rights entitled ‘to elect directors; but in any country where the local law does not permit foreign equity participation of at least fifty percent (50%), then an “AFFILIATE” includes any company in which the LICENSEE owns or controls, or is owned or controlled by, directly or indirectly, the maximum percentage of outstanding stock or voting rights permitted by local law.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	5	CONFIDENTIAL

2.7           “LICENSED TERRITORY” means United States America, its territories and possessions, any foreign countries where REGENTS has filed or obtained corresponding foreign patents or applications, and any other foreign countries throughout the world for which REGENTS may lawfully grant a license of REGENTS’ PATENT RIGHTS.

2.8           “LUMP SUM PAYMENT” means any gross revenue received as lump sum payment(s), in whatever form, including but not limited to up-front payments, option fees, milestone payments and the like, received by LICENSEE or its AFFILIATE from a SUBLICENSEE in bona fide arms’ length transactions which payments: (i) are solely attributable to the grant by LICENSEE or its AFFILIATE to such SUBLICENSEE of a sublicense under the REGENTS’ PATENT RIGHTS, (ii) are not payments for license rights to any technology and/or intellectual property rights other than REGENTS’ PATENT RIGHTS, (iii) are not included in nor creditable against royalties payable to the LICENSEE or its AFFILIATES on the sale of LICENSED PRODUCTS or performance of LICENSED SERVICES by the SUBLICENSEE; and (iv) do not include amounts which constitute payment or reimbursement of genuine research, development and/or manufacturing costs incurred by LICENSEE or its AFFILIATES (including but not limited to expenses for reagents, materials, equipment, salaries, testing, clinical trials, insurance and any overhead reasonably attributable to such research, development or manufacture).

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	6	CONFIDENTIAL

2.9           “SUBLICENSEE” means a THIRD PARTY to whom LICENSEE or an AFFILIATE thereof grants a sublicense under the REGENTS’ PATENT RIGHTS.

2.10         “SUBLICENSE FEES” means the gross revenue received from all: (i) LUMP SUM PAYMENTS; and (ii) royalties received by LICENSEE and its AFFILIATES from SUBLICENSEES on the sale of LICENSED PRODUCTS or performance of LICENSED SERVICES by SUBLICENSEES, after deduction of all taxes (other than income tax) and governmental charges assessed on such amounts to the extent borne by LICENSEE and its AFFILIATES.

3.          GRANT

3.1           Subject to the limitations set forth in this Agreement and subject to the license granted to the U.S. Government, REGENTS hereby grants and LICENSEE hereby accepts an exclusive license under REGENTS’ PATENT RIGHTS to make, have made, use, import, sell and distribute under license LICENSED PRODUCTS and to practice LICENSED METHOD in the LICENSED FIELD OF USE in the LICENSED TERRITORY.

3.2           The license under Article 3.1 will be exclusive for a term commencing as of the EFFECTIVE DATE of this Agreement and ending on the date of the last to expire patent under REGENTS’ PATENT RIGHTS.

3.3           REGENTS expressly reserves the right to use the INVENTION and related technology solely for educational and research purposes.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	7	CONFIDENTIAL

3.4           LICENSEE will have a continuing responsibility to keep REGENTS informed of its large/small entity status (as defined by the United States Patent and Trademark Office) of itself and its sublicensees.

3.5           The INVENTION covered by Article 2.1 of REGENTS’ PATENT RIGHTS was funded in part by the U.S. Government. In accordance with PL 96-517 as amended by PL 98-620, to the extent required by law or regulation, any PRODUCTS covered by Patent Applications or Patents issuing thereon set forth in said Article and sold in the United States will be substantially manufactured in the United States.

4.          SUBLICENSES

4.1           (a) LICENSEE will have the right to sublicense to third party sublicensees (“SUBLICENSEES”) the rights granted in Article 3.1, provided that LICENSEE has current exclusive rights under this Agreement, and provided that LICENSEE pays to REGENTS a percentage equal to a *** of the SUBLICENSE FEES within *** following execution of any sublicense agreement.

(b)          In addition, LICENSEE shall, within the *** following execution of any sublicense agreement, cause to be issued, to REGENTS or its nominee, a stock purchase warrant entitling REGENTS to purchase common stock in LICENSEE as follows:

(i)          REGENTS shall have the right to purchase up to *** shares of KineMed, Inc. common stock;

(ii)         purchase price shall be equal to *** per share;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	8	CONFIDENTIAL

(iii)        REGENTS shall be entitled to apply towards the above-referenced purchase warrant, any royalties or SUBLICENSE FEES owing from LICENSEE to REGENTS arising out of one or more sublicenses, as set forth in 4.1.(a); and;

(iv)        the warrant set forth herein may not be exercised after 5:00 p.m. Pacific Standard time, on December 31, 2010 and;

(v)         if the REGENTS’ Office of the President approval to accept equity under this Agreement is not obtained, then LICENSEE shall pay to REGENTS ***;

(vi)        if LICENSEE is publicly traded when the sublicense fee is due to REGENTS, REGENTS shall be entitled to apply towards the above-referenced purchase warrant, paper profits from stock appreciation.

(c)          Every such sublicense will contain at least the following:

(i)          A statement setting forth the date upon which LICENSEE’s exclusive rights, privileges, and license hereunder will expire.

(ii)         A statement such that, to the extent applicable, the obligations of this Agreement will be binding upon the SUBLICENSEE as if it were in place of LICENSEE, except that:

a.           Earned royalty rate and minimum royalties may be at higher rates than this Agreement; and

b.           SUBLICENSEE(s) will be precluded from granting further sublicenses.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	9	CONFIDENTIAL

(iii)        The same provision for indemnification of REGENTS as has been provided for in this Agreement.

4.2           LICENSEE will notify REGENTS of each sublicense granted hereunder and furnish to REGENTS a summary of the material financial terms of each such sublicense agreement within *** of the execution thereof.

4.3           Upon termination of this Agreement for any reason, all sublicenses that are granted by LICENSEE pursuant to this Agreement will remain in effect and will be assigned to REGENTS to the extent permissible under such sublicenses, except that REGENTS will not be bound to perform any duties or obligations set forth in any sublicenses that extend beyond the duties and obligations of REGENTS set forth in this Agreement.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	10	CONFIDENTIAL

4.4           LICENSEE will make commercially reasonable efforts to collect and will guarantee payment of SUBLICENSE FEES actually received and due REGENTS from SUBLICENSEES; and deliver all reports due REGENTS and received from SUBLICENSEES.

4.5           If REGENTS (as represented by the actual knowledge of the licensing professional responsible for administration of this case) or a third party discovers and notifies that licensing professional that the INVENTION is useful for an application covered by the LICENSED FIELD OF USE but for which LICENSED PRODUCTS have not been developed or are not currently under development by LICENSEE, then the REGENTS, as represented by the Office of Technology Licensing, shall give written notice to the LICENSEE, except for: 1) information that is subject to restrictions of confidentiality with third parties, and 2) information which originates with REGENTS personnel who do not assent to its disclosure to LICENSEE.

4.6           LICENSEE shall have *** days to give REGENTS written notice stating whether LICENSEE elects to develop LICENSED PRODUCTS for the application.

4.7           If LICENSEE elects to develop and commercialize the proposed LICENSED PRODUCTS for the new application, LICENSEE shall submit a Progress Report every *** to REGENTS pursuant to Paragraph 8.1.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	11	CONFIDENTIAL

4.8           If LICENSEE elects not to develop and commercialize the proposed LICENSED PRODUCTS for use in the new application, REGENTS may seek (a) third party(ies) to develop and commercialize the proposed LICENSED PRODUCTS for the new application. If REGENTS is successful in finding a third party, it shall refer such third party to LICENSEE. If the third party requests a sublicense under this Agreement, then the LICENSEE shall report the request to REGENTS within *** days from the date of such written request. If the request results in a sublicense, then LICENSEE shall report it to REGENTS pursuant to Paragraph 4.2.

4.9           If the LICENSEE refuses to grant a sublicense to the third party, then within *** days after such refusal the LICENSEE shall submit to REGENTS a report specifying the license terms proposed by the third party and a written justification for the LICENSEE’s refusal to grant the proposed sublicense. If REGENTS, at its sole discretion, determines that the terms of the sublicense proposed by the third party are reasonable under the circumstances, then REGENTS shall have the right to grant to the third party a sublicense to make, have made, use, sell, offer for sale and import LICENSED PRODUCTS for use in the LICENSED FIELD-OF-USE at substantially the same terms last proposed to LICENSEE by the third party providing royalty rates are at least equal to those paid by LICENSEE.

5.          LICENSE ISSUE FEE

5.1           LICENSEE shall pay to REGENTS a non-creditable, non-refundable license fee of ***, within *** days following the final execution of this Agreement. In addition, LICENSEE shall, within *** days after the final execution of this Agreement, cause to be issued to REGENTS, through its nominee, Shellwater, Inc., and to REGENTS’ employee a total of *** shares of stock in KineMed, Inc., in accordance with the Shareholder’s Agreement between REGENTS and LICENSEE of even date herewith.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	12	CONFIDENTIAL

5.2           The license issue fee is non-refundable and not an advance against royalties. The issuance of the above-referenced shares of stock shall in effect be non-refundable and shall likewise not be deemed an advance against royalties.

6.          ROYALTIES

6.1           LICENSEE will pay to REGENTS earned royalties at the rate of *** of the NET SALES of LICENSED PRODUCTS or LICENSED METHODS.

6.2           Royalties will be payable on LICENSED PRODUCTS and LICENSED METHODS covered by both pending patent applications and issued patents.

6.3           Royalties accruing to the REGENTS will be paid to the REGENTS *** on or before the following dates of each calendar year:

***

6.4           Beginning in the first calendar year after the first occurrence of NET SALES and in each succeeding calendar year thereafter, LICENSEE will pay to the REGENTS a minimum annual royalty of $5,000 for the life of this Agreement. This minimum annual royalty will be paid to the REGENTS by *** of each year and will be credited against the earned royalty due and owing for the calendar year in which the minimum payment is made.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	13	CONFIDENTIAL

6.5            All royalties due REGENTS will be payable in United States funds collectible at par in San Francisco, California. When LICENSED PRODUCTS are sold for moneys other than United States dollars, the earned royalties will first be determined in the foreign currency of the country in which the LICENSED PRODUCTS were licensed and then converted into equivalent United States funds. The exchange rate will be that rate quoted in the Wall Street Journal on the last business day of the reporting period.

6.6           Earned royalties on licensed distribution of LICENSED PRODUCTS occurring in any country outside the United States will not be reduced by any taxes, fees, or other charges imposed by the government of such country on the remittance of royalty income. The LICENSEE will also be responsible for all bank transfer charges.

6.7           LICENSEE will make all payments under this Agreement by check payable to “The Regents of the University of California” and forward it to REGENTS at the address shown in Article 23 (Notices).

6.8           In the event that any patent or any claim thereof included within REGENTS’ PATENT RIGHTS expires or is held invalid in a final decision by a court of competent jurisdiction and last resort and from which no appeal has been or can be taken, all obligation to pay royalties for LICENSED PRODUCTS based on, covered by, or made using such patent or claims or any claims patentably indistinct therefrom will cease as of the date of such expiration or final decision. LICENSEE will not, however, be relieved from paying any royalties for LICENSED PRODUCTS that accrued before such expiration or decision or that are based on another valid patent or claim not expired or involved in such decision.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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6.9           No royalties will be collected or paid hereunder on LICENSED PRODUCTS distributed to or used by the United States Government. LICENSEE agrees to reduce the amount charged for PRODUCTS distributed to the United States Government by an amount equal to the royalty for such PRODUCTS otherwise due REGENTS as provided herein.

7.          DUE DILIGENCE

7.1           LICENSEE, upon execution of this Agreement, will use diligent commercial efforts to proceed with the development, manufacture, and distribution under license of LICENSED PRODUCTS and will use diligent commercial efforts to market them in quantities sufficient to meet the market demand. LICENSEE will be entitled to exercise prudent and reasonable business judgment in meeting its due diligence obligations hereunder.

7.2           LICENSEE specifically commits to achieving the following objectives in its due diligence activities hereunder:

***

7.3           If LICENSEE is unable to meet any of its due diligence obligations set forth in Article 7.2, then REGENTS will so notify LICENSEE of failure to perform. LICENSEE will have the right and option to extend the target date of any such due diligence obligation for a period of *** upon the payment of *** within *** extension option exercised by LICENSEE. These payments are in addition to the minimum royalty payments specified in Article 6.4. Should LICENSEE opt not to extend the obligation or fail to meet it by the extended target date, then REGENTS will have the right and option either to terminate this Agreement or to reduce the LICENSEE’s exclusive license to a non-exclusive royalty bearing license. This right, if exercised by REGENTS, supersedes the rights granted in Article 3. The right to terminate this Agreement or reduce LICENSEE’s exclusive license granted hereunder to a non-exclusive license will be REGENTS’ sole remedy for breach of Article 7.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	15	CONFIDENTIAL

7.4           At the request of either party, any controversy or claim arising out of or relating to the diligence provisions of Article 7.2 will be settled by arbitration conducted in San Francisco, CA in accordance with the then current Licensing Agreement Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) will be binding on the parties and may be entered by either party in the court or forum, state or federal, having jurisdiction. In determination of due diligence, the arbitrator may determine solely the issues of fact or law with respect to termination of LICENSEE’s or REGENTS’ respective rights under this Agreement but will not have the authority to award monetary damages or grant equitable relief.

7.5           To exercise either the right to terminate this Agreement or to reduce the license to a non-exclusive license for lack of diligence required in Article 7.2, REGENTS must give LICENSEE written notice of the deficiency. The LICENSEE thereafter has *** days to cure the deficiency or to request arbitration. If REGENTS has not received a written request for arbitration or satisfactory tangible evidence that the deficiency has been cured by the end of the *** day period, then REGENTS may, at its option, either terminate the Agreement or reduce LICENSEE’s exclusive license to a non-exclusive license by giving written notice to LICENSEE. These notices will be subject to Article 23 (Notices).

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: *** Exclusive license/Kinemed, Inc.	16	CONFIDENTIAL

8.          PROGRESS AND ROYALTY REPORTS

8.1           On or before September 30, 2001, and *** thereafter, LICENSEE will submit to REGENTS a progress report covering LICENSEE’s activities related to the development and testing of all LICENSED PRODUCTS and the obtaining of the governmental approvals necessary, if any, for marketing in the United States. These progress reports will be made for all LICENSED PRODUCTS until the first commercial sale of such LICENSED PRODUCTS occurs in the United States.

8.2           LICENSEE also agrees to report to REGENTS in its immediately subsequent progress and royalty reports, the date of first commercial distribution under license of LICENSED PRODUCTS.

8.3           After the first commercial distribution under license of LICENSED PRODUCTS anywhere in the world, LICENSEE will make *** royalty reports to REGENTS within *** days after the *** of each year. Each such royalty report will include at least the following:

(a)          The number of LICENSED PRODUCTS manufactured and the number licensed;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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(b)          Gross revenue for LICENSED PRODUCTS licensed;

(c)          NET SALES pursuant to Article 2.5;

(d)          Total royalties due REGENTS; and

(e)          Names and addresses of any new sublicensees along with a summary of the material terms of each new sublicense agreement entered into during the reporting quarter.

8.4           If no distribution under license of LICENSED PRODUCTS has been made during the report period, a statement to this effect is required.

9.          BOOKS AND RECORDS

9.1           LICENSEE will keep full, true, and accurate books of accounts containing all particulars that may be necessary for the purpose of showing the amount of royalties payable to REGENTS. Said books of accounts will be kept at LICENSEE’s principal place of business or the principal place of business of the appropriate division of LICENSEE to which this Agreement relates. Said books and the supporting data will be open at all reasonable times during normal business hours upon reasonable notice, for *** years following the end of the calendar year to which they pertain, to the inspection and audit by an independent certified public accountant retained by REGENTS for the purpose of verifying LICENSEE’s royalty statement or compliance in other respects with this Agreement. Such independent certified accountant will be bound to hold all information in confidence except as necessary to communicate LICENSEE’s non-compliance with this Agreement to REGENTS.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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9.2           The fees and expenses of REGENTS’ representatives performing such an examination will be borne by REGENTS. However, if an error in underpaid royalties to REGENTS of more than *** of the total royalties due for any year is discovered, then the fees and expenses of these representatives will be borne by LICENSEE.

10.         LIFE OF THE AGREEMENT

10.1         Unless otherwise terminated by the operation of law or by acts of the parties in accordance with the terms of this Agreement, this Agreement will be in force from the EFFECTIVE DATE and will remain in effect for the life of the last-to-expire patent licensed under this Agreement.

10.2         In the event this Agreement is terminated for any reason whatsoever not including expiration, LICENSEE will provide to REGENTS, in writing and at no cost to REGENTS, all technical information, data, and know how that has been reduced to some tangible form and developed by LICENSEE and directly relating to the LICENSED PRODUCTS within *** days of such termination. LICENSEE hereby grants to REGENTS a non-exclusive, royalty free right to use, and sublicense others to use, the technical information, data, and know-how, and LICENSEE reserves the right to use, sublicense others to use, and otherwise exploit all such technical information, data, and know-how to the extent that such use does not conflict with the other provisions of this Agreement and does not infringe REGENTS’ PATENT RIGHTS as licensed exclusively to a third party.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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10.3         Any termination of this Agreement shall not affect the rights and obligations set forth in the following articles:

Article 4	Sublicenses

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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Article 9	Books and Records

Article 10	Life of the Agreement

Article 13	Disposition of PRODUCTS on Hand Upon Termination

Article 16	Use of Names and Trademarks

Article 19	Indemnification

Article 24	Late Payments

Article 26	Confidentiality

10.4         Any termination of this Agreement will not relieve LICENSEE of its obligation to pay any moneys due or owing at the time of such termination and will not relieve any obligations, of either party to the other party, established prior to termination.

11.         TERMINATION BY REGENTS

11.1         If LICENSEE should violate or fail to perform any term or covenant of this Agreement, then REGENTS may give written notice of such default (“Notice of Default”) to LICENSEE. If LICENSEE should fail to repair such default within *** days of the effective date of such notice, REGENTS will have the right to terminate this Agreement and the licenses herein by a second written notice (“Notice of Termination”) to LICENSEE. If a Notice of Termination is sent to LICENSEE, this Agreement will automatically terminate on the effective date of such notice. Such termination will not relieve LICENSEE of its obligation to pay any royalty or license fees owing at the time of such termination and will not impair any accrued rights of REGENTS. These notices will be subject to Article 23 (Notices).

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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12.         TERMINATION BY LICENSEE

12.1         LICENSEE will have the right at any time to terminate this Agreement in whole or as to any portion of REGENTS’ PATENT RIGHTS by giving notice in writing to REGENTS. Such notice of termination will be subject to Article 23 (Notices) and termination of this Agreement will be effective *** days from the effective date of such notice.

12.2         Any termination pursuant to the above paragraph will not relieve LICENSEE of any obligation or liability accrued hereunder prior to such termination or rescind anything done by LICENSEE or any payments made to REGENTS hereunder prior to the time such termination becomes effective, and such termination will not affect in any manner any rights of REGENTS arising under this Agreement prior to such termination.

13.         DISPOSITION OF PRODUCTS ON HAND UPON TERMINATION

13.1         Upon termination of this Agreement LICENSEE will have the privilege of disposing of all previously made or partially made LICENSED PRODUCTS, but no more, within a period of *** following the effective date of termination, provided, however, that the sale of such LICENSED PRODUCTS will be subject to the terms of this Agreement including, but not limited to, the payment of royalties at the rate and at the time provided herein and the rendering of reports thereon.

14.         PATENT PROSECUTION AND MAINTENANCE

14.1         REGENTS will diligently prosecute and maintain the United States and foreign patent applications and patents under REGENTS’ PATENT RIGHTS using counsel of its choice reasonably acceptable to LICENSEE, provided that the continued use of such counsel at any point in the patent prosecution process subsequent to initial filing of a U.S. patent application covering the INVENTION, including preparation and filing of divisions, substitutions, extensions, continuation-in-part applications, and corresponding foreign applications, shall be subject to the approval of LICENSEE. If LICENSEE has rejected *** choices of REGENTS’ counsel, then REGENTS may choose a counsel without LICENSEE’s initial or continued approval. REGENTS shall promptly provide LICENSEE with copies of all relevant documentation so that LICENSEE may be currently informed and apprised of the continuing prosecution and LICENSEE agrees to keep this documentation confidential in accordance with Article 26 herein. LICENSEE may comment upon such documentation, provided, however, that if LICENSEE has not commented upon such documentation prior to the deadline for filing a response with the relevant government patent office, REGENTS will be free to respond appropriately without consideration of LICENSEE’s comments. LICENSEE and LICENSEE’s patent counsel will have the right to consult with patent counsel chosen by REGENTS.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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14.2         REGENTS will use all reasonable efforts to prepare or amend any patent application to include claims reasonably requested by LICENSEE to protect the products contemplated to be sold, or methods or procedures to be practiced under this Agreement.

14.3         Subject to Articles 14.4 and 14.5, all past, present, and future costs for preparing, filing, prosecuting, and maintaining all United States and foreign patent applications, and patents issuing thereon (with the exception of costs already paid by LICENSEE or by a third party) will be borne by LICENSEE, so long as the licenses granted to LICENSEE herein are exclusive. Payments are due within *** days after receipt of invoice from REGENTS. If, however, REGENTS reduces the exclusive licenses granted herein to non-exclusive licenses pursuant to Articles 7.3, 7.4, or 7.5 and REGENTS grants additional license(s), the costs of preparing, filing, prosecuting and maintaining such patent applications and patents will be divided equally among the licensed parties from the effective date of each subsequently granted license agreement.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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14.4         All patents and patent applications under this Agreement will be held in the name of REGENTS, and will be subject to the terms and provisions hereof. REGENTS will take into consideration LICENSEE’s reasonable suggestions in the preparation and prosecution of REGENTS’ PATENT RIGHTS covering the INVENTION in order to obtain the broadest claims and protection.

14.5         LICENSEE’s obligation to underwrite and to pay all domestic and foreign patent filing, prosecution, and maintenance costs will continue for so long as this Agreement remains in effect, provided, however, that LICENSEE may terminate its obligations with respect to any given patent application or patent in any or all designated countries upon *** months written notice to REGENTS. REGENTS will use its best efforts to curtail patent costs when such a notice is received from LICENSEE. REGENTS may continue prosecution and/or maintenance of such application(s) or patent(s) at its sole discretion and expense; provided, however, that LICENSEE will have no further right or licenses thereunder.

15.         MARKING

15.1         Prior to the issuance of patents under REGENTS’ PATENT RIGHTS, LICENSEE agrees to mark LICENSED PRODUCTS (or their containers or labels) made, sold, licensed or otherwise disposed of by it in the United States under the license granted in this Agreement with the words “Patent Pending,” and following the issuance in the United States of one or more patents under REGENTS’ PATENT RIGHTS, with the numbers of the REGENTS’ PATENT RIGHTS. All LICENSED PRODUCTS OR SERVICES shipped to, manufactured, or sold in other countries shall be marked in such manner as to conform with the patent laws and practice of such countries.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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16.         USE OF NAMES AND TRADEMARKS

16.1         Nothing contained in this Agreement will be construed as conferring any right to use in advertising, publicity or other promotional activities any name, trademark, trade name, or other designation of either party hereto by the other (including any contraction, abbreviation, or simulation of any of the foregoing). Unless required by law the use, by LICENSEE, of the name “The Regents of the University of California” or the name of any University of California campus in advertising, publicity or other promotional activities is expressly prohibited. Notwithstanding the above, REGENTS acknowledges that LICENSEE may state that is has a license to the REGENTS PATENT RIGHTS from the REGENTS in securing financing, but each statement shall be submitted in writing to REGENTS for review and approval prior to its release.

17.         LIMITED WARRANTIES

17.1         REGENTS warrants to LICENSEE that it has the lawful right to grant this license.

17.2         This license and the associated INVENTION are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESSED OR IMPLIED. REGENTS MAKES NO REPRESENTATION OR WARRANTY THAT THE INVENTION, THE LICENSED PRODUCTS OR LICENSED METHOD WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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17.3         IN NO EVENT WILL REGENTS BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM EXERCISE OF THIS LICENSE OR THE USE OF THE INVENTION, LICENSED METHOD OR LICENSED PRODUCTS.

17.4         Nothing in this Agreement is or will be construed as:

(a)          A warranty or representation by REGENTS as to the validity, enforceability or scope of any REGENTS’ PATENT RIGHTS; or

(b)          A warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties; or

(c)          An obligation to bring or prosecute actions or suits against third parties for patent infringement, except as provided in Article 18; or

(d)          Conferring by implication, estoppel, or otherwise any license or rights under any patents of REGENTS other than REGENTS’ PATENT RIGHTS as defined herein, regardless of whether such patents are dominant or subordinate to REGENTS PATENT RIGHTS; or

(e)          An obligation to furnish any know how, not provided in REGENTS’ PATENT RIGHTS.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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18.         PATENT INFRINGEMENT

18.1         In the event that LICENSEE learns of the substantial infringement of any REGENTS’ PATENT RIGHTS under this Agreement, LICENSEE will promptly inform REGENTS and will provide REGENTS with reasonable evidence of such infringement. Both parties to this Agreement acknowledge that during the period and in a jurisdiction where LICENSEE has exclusive rights under this Agreement, neither will notify a third party of the infringement without first obtaining consent of the other party, which consent will not be unreasonably withheld. Both parties will use their best efforts, in cooperation with each other, to terminate such infringement without litigation.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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18.2         LICENSEE may request that REGENTS take legal action against the infringement of REGENTS’ PATENT RIGHTS. Such request will be made in writing and will include reasonable evidence of such infringement and damages to LICENSEE. If the infringing activity has not been abated within *** days following the effective date of such request, REGENTS will have the right to elect to:

(a)          Commence suit on its own account; or

(b)          Refuse to participate in such suit.

REGENTS will give notice of its election in writing to LICENSEE by the end of the *** after receiving notice of such request from LICENSEE. LICENSEE may thereafter bring suit for patent infringement if, and only if, REGENTS elects not to commence suit and if the infringement occurred during the period and in a jurisdiction where LICENSEE had exclusive rights under this Agreement. However, in the event LICENSEE elects to bring suit in accordance with this paragraph, REGENTS may thereafter join such suit at its own expense.

18.3         Such legal action as is decided upon will be at the expense of the party on account of whom suit is brought and all recoveries recovered thereby will belong to such party, provided that legal action brought jointly by REGENTS and LICENSEE and participated in by both, will be at the joint expense of the parties and all recoveries will be allocated in the following order: a) to each party reimbursement in *** of the attorney’s costs, fees, and other related expenses to the extent each party paid for such costs, fees, and expenses until all such costs, fees, and expenses are consumed for each party; and b) any remaining amount *** by each party.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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18.4         Each party will cooperate with the other in litigation instituted hereunder but at the expense of the party on account of whom suit is brought. Such litigation will be controlled by the party bringing the action, except that REGENTS may be represented by counsel of its choice in any suit brought by LICENSEE.

19.         INDEMNIFICATION

19.1         LICENSEE will, and will require its sublicensees, to indemnify, hold harmless, and defend REGENTS, its officers, employees, and agents; sponsor(s) of the research that led to the INVENTION; and the inventors of any patents and patent applications in REGENTS’ PATENT RIGHTS and their employers against any and all claims, suits, losses, damages, costs, fees, and expenses resulting from or arising out of exercise of this license or any sublicense. This indemnification will include, but not be limited to, any product liability.

19.2         The LICENSEE, at its sole costs and expense, will insure its activities in connection with the work under this Agreement and will obtain, keep in force and maintain insurance as follows: (or an equivalent program of self-insurance)

Comprehensive or Commercial Form General Liability Insurance (contractual liability and products liability included) with limits as follows:

(a)	each occurrence	***

(b)	products/completed operations aggregate	***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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(c)	personal and advertising injury	***

(d)	general aggregate (commercial form only)	***

It should be expressly understood, however, that the coverages and limits referred to under the above do not in any way limit the liability of LICENSEE. LICENSEE will furnish REGENTS with certificates of insurance evidencing compliance with all requirements.

19.3         Insurance coverage as required under Paragraph 19.2 above, must:

(a)          provide for *** day advance written notice to REGENTS of cancellation or any modification;

(b)          indicate that “The Regents of the University of California” and its officers, employees, students, and agents have been endorsed as additional insureds under the coverages referred to under 19.2; and

(c)          include a provision that the coverages will be primary and will not participate with nor will be excess over, any valid and collectible insurance or program of self-insurance carried or maintained by REGENTS.

REGENTS will promptly notify LICENSEE in writing of any claim or suit brought against REGENTS in respect of which REGENTS intends to invoke the provisions of this Article 19 (Indemnification). LICENSEE will keep REGENTS informed on a current basis of its defense of any claims pursuant to this Article 19 (Indemnification).

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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20.         EXPORT CONTROLS

20.1         LICENSEE understands that REGENTS is subject to United States laws and regulations (including the Arms Export Control Act, as amended, and the Export Administration Act of 1979), controlling the export of technical data, computer software, laboratory prototypes and other commodities, and REGENTS’ obligations under’ this Agreement are contingent on compliance with such laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE will not export such technical data and/or commodities to certain foreign countries without prior approval of such agency. REGENTS neither represents that a license will not be required nor that, if required, it will be issued.

21.         GOVERNMENT APPROVAL OR REGISTRATION

21.1         If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, LICENSEE will assume all legal obligations to do so. LICENSEE will notify REGENTS if it becomes aware that this Agreement is subject to a United States or foreign government reporting or approval requirement. LICENSEE will make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting or approval process.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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22.         ASSIGNMENT

22.1         This Agreement is binding upon and shall inure to the benefit of REGENTS, its successors and assigns, provided, however, this Agreement will be personal to LICENSEE and assignable by LICENSEE only with the written consent of REGENTS, except that LICENSEE may freely assign this Agreement to an acquirer of all or at least *** of LICENSEE’s stock, assets or business.

23.         NOTICES

23.1         All notices under this Agreement will be deemed to have been fully given when done in writing and deposited in the United States mail, registered or certified, and addressed as follows:

To REGENTS:	Office of Technology Licensing

2150 Shattuck Avenue, Suite 510

Berkeley, CA 94720-1620

Attn.: Director

(UC Case Nos.: B97-019 and B95-032)

To LICENSEE:	KineMed, Inc.

40 Lincoln Ave.

Piedmont, CA 94611

Attn.: David Fineman, President

w/ copy to:	James E. Burden

James E. Burden, Inc.

One Maritime Plaza

4th Floor

San Francisco, CA 94111-3407

Phone     (415) 421 0404

Fax          (415) 433 2996

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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Either party may change its address upon written notice to the other party.

24.         LATE PAYMENTS

24.1         In the event royalty payments or fees are not received by REGENTS when due, LICENSEE will pay to REGENTS interest charges at a rate of ***. Such interest will be calculated from the date payment was due until actually received by REGENTS.

25.         WAIVER

25.1         The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

25.2         None of the terms, covenants, and conditions of this Agreement can be waived except by the written consent of the party waiving compliance.

26.         CONFIDENTIALITY

26.1         LICENSEE and REGENTS respectively will hold the other party’s proprietary business, terms of this Agreement, patent prosecution material, and technical information and other proprietary information in confidence and against disclosure to third parties with at least the same degree of care as it exercises to protect its own data and license agreements of a similar nature.

26.2         Nothing contained herein will in any way restrict or impair the right of LICENSEE or REGENTS to use, disclose, or otherwise deal with any information or data which:

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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(a)          at the time of disclosure to a receiving party is generally available to the public or thereafter becomes generally available to the public by publication or otherwise through no act of the receiving party;

(b)          the receiving party can show by written record was in its possession prior to the time of disclosure to it hereunder and was not acquired directly or indirectly from the disclosing party;

(c)          is independently made available to the receiving party without restrictions as a matter of right by a third party;

(d)          is subject to disclosure under the California Public Records Act or other requirements of law.

26.3         It is understood that REGENTS will be free to release to the inventors and senior administrators employed by REGENTS the terms and conditions of this Agreement upon their request. If such release is made, REGENTS will inform such employees of the confidentiality obligations set forth above and will request in writing that they do not disclose such terms and conditions to others. It is further understood that should a third party inquire whether a license to REGENTS’ PATENT RIGHTS is available, REGENTS may disclose the existence of this Agreement and the extent of the grant in Article 3 to such third party, but will not disclose the name of LICENSEE, except where REGENTS is required to release information under either the California Public Records Act or other applicable law, provided REGENTS gives prior written notice to LICENSEE of such disclosure.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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26.4         LICENSEE and REGENTS agree to destroy or return to the disclosing party proprietary information received from the other in its possession within *** following the effective date of termination of this Agreement. However, each party may retain one copy of proprietary information of the other solely for archival purposes in non-working files for the sole purpose of verifying the ownership of the proprietary information, provided such proprietary information will be subject to the confidentiality provisions set forth in Article 26.1. LICENSEE and REGENTS agree to provide each other, within *** days following termination of this Agreement, with a written notice that proprietary information has been returned or destroyed.

26.5         The terms of this Article 26 (Confidentiality) will expire in *** years from the official date of termination of this Agreement.

27.         FAILURE TO PERFORM

27.1         In the event of a failure of performance due under the terms of this Agreement and if it becomes necessary for either party to undertake legal action against the other on account thereof, then the prevailing party will be entitled to reasonable attorney’s fees in addition to costs and necessary disbursements.

28.         FORCE MAJEURE

28.1         The parties to this Agreement shall be excused from any performance required hereunder if such performance is rendered impossible or unfeasible due to any catastrophes or other major events beyond their reasonable control, including, without limitation, war, riot, and insurrection; laws, proclamations, edicts, ordinances, or regulations; strikes, lockouts, or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the parties’ respective obligations hereunder will resume.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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29.         SEVERABILITY

29.1         The provisions of this Agreement are severable, and in the event that any provision of this Agreement will be determined to be invalid or unenforceable under any controlling body of law, such invalidity or enforceability will not in any way affect the validity or enforceability of the remaining provisions hereof.

30.         APPLICABLE LAW

30.1         THIS AGREEMENT WILL BE CONSTRUED, INTERPRETED, AND APPLIED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. QUESTIONS CONCERNING THE LAW AND EFFECT OF THE REGENTS’ PATENT RIGHTS WILL BE DETERMINED BY THE LAW OF THE COUNTRY IN WHICH THE PATENT WAS GRANTED.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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31.         SCOPE OF AGREEMENT

31.1         This Agreement (except for the Confidentiality Agreement dated March 5, 1999, and terminating on March 5, 2004 and the Letter Agreement dated March 4, 1999 which will continue to the extent it is not inconsistent with this Agreement) incorporates the entire agreement between the parties with respect to the subject matter hereof, and this Agreement may be altered or modified only by written amendment duly executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

THE REGENTS OF THE		KINEMED, INC.
UNIVESITY OF CALIFORNIA

By	/s/ William A. Hoskins	By	/s/ David M. Fineman
	William A. Hoskins		David M. Fineman
	Director		President & CEO
Office of Technology Licensing

Date	March 26, 2001	Date	March 2, 2001

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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